Accrued liabilities	12 Months Ended
Mar. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Accrued liabilities	Accrued liabilities

(EUR thousand)	As of March 31
Accrued liabilities	2024	2023
Salaries and related items	29,579	28,248
Interest on external loans	3,477	12,674
Auditors, lawyers and consultants	4,238	4,379
Rent	1,924	1,747
IT Contracts	3,353	3,082
Other	6,040	4,267
Advertising and promotion	103	242
Total	48,714	54,639
As of March 31, 2024 the main driver of the increase in the accrued salaries and related items balance is the increase of the number of employees.
As of March 31, 2024 the accrued interest on external loans decreased by EUR9.2 million due to the old term loan and old RCF, paid in 3 tranches (May, November and December), whereas the SFA-related interest is now payable on a monthly basis; for further details please refer to Note 26.
As of March 31, 2024 other accrued liabilities, which primarily comprise of accruals for customer contracts and various accounts payable invoices not-yet-received, increased by EUR1.8 million primarily due to stamp duty and transaction costs related to the capital increase arising from the Tencent investment; for further details please refer to Note 22.